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                                                                    EXHIBIT 10.3

                              MEDAPHIS CORPORATION
                            LONG TERM INCENTIVE PLAN


1.  PURPOSE

    The Medaphis Corporation Long Term Incentive Plan (the "Plan") is intended to promote the long-term growth and financial success of Medaphis Corporation (the "Company") in the interests of the Company and its stockholders and to strengthen the link between management and stockholders by providing senior executives of the Company and its Subsidiaries (as hereinafter defined) with incentive awards earned based upon the performance of the Common Stock (as hereinafter defined).

2.  DEFINITIONS

    Except where the content otherwise indicates, the following definitions apply:

         "Actual Award" means the opportunity to receive cash incentive payments pursuant to this Plan.

         "Average Market Price" of a Security means, for a given period, the sum of the Market Prices of such Security for each Trading Day in the relevant period divided by the number of Trading Days in such period.

         "Board" means the Board of Directors of the Company.

         "Base Award" means the base award level for each Participant as determined by the Committee in its sole discretion.

         "Cause" means (i) the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company or one of its Subsidiaries (other than any such failure resulting from Disability), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant's duties,
(ii) the willful engaging by the Participant in illegal conduct or dishonesty which is materially and demonstrably injurious to the Company, or (iii) the conviction of the Participant of a felony involving moral turpitude. For purposes of this definition, no act or failure to act, on the part of the Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was not inconsistent with the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and not inconsistent with the best interests of the Company.

         "Change of Control" shall be deemed to have occurred if and when (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934
Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or (ii) individuals who were members of the Board as of the Effective Date (the "Incumbent Board") shall cease to constitute at least a majority of the Board (provided that any individuals whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose any individual whose initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board), or (iii) the consummation of a reorganization, merger, consolidation or sale of all or substantially all the assets of the Company or complete liquidation ("Corporate Transaction"), excluding any such Corporate Transaction pursuant to which (1) substantially all of the stockholders of the Company prior to the Corporate Transaction will own more than 60% of the voting securities of the corporation resulting from such Corporate Transaction in substantially the same proportions as their ownership of Common Stock immediately prior to such Corporate Transaction and (2) individuals who were members of the Incumbent Board immediately prior to the approval of the agreement providing for the Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction.



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         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation Committee of the Board or such other committee of the Board as the Board may designate to administer the Plan; provided, that the Committee shall at all times be composed of not less than two persons who qualify as "outside directors" within the meaning of Section 162(m) of the Code.

         "Committee Certification" means the certification of the Committee that the Total Shareholder Return Goal has been met.

         "Common Stock" means the voting Common Stock, $0.01 par value per share, of the Company.

         "Comparative Performance Percentile" shall be calculated by (i) calculating the Total Shareholder Return of each Index Stock; (ii) ranking the Index Stocks according to Total Shareholder Return, (iii) ranking the Company amongst such Index Stocks according to the Total Shareholder Return of the Company, (iv) dividing (x) that number of Index Stocks with lower Total Shareholder Returns than the Total Shareholder Return of the Company by (y) the number of Index Stocks plus 1, and (v) multiplying such quotient by 100.

         "Constructive Termination" has the meaning ascribed to it in the employment agreement between the Participant and the Company or any of its Subsidiaries; provided, that if no such employment agreement is in effect at the time of the Participant's Termination of Service, or if such employment agreement does not contain a definition of "Constructive Termination," then "Constructive Termination" means a Participant's voluntary Termination of Service within a period of ninety (90) days following either (i) the 30th day after the Company has received a written notice from the Participant describing in reasonable detail a material reduction or material adverse change in the Participant's job responsibilities or title which has not been remedied by the Company during such 30-day period, or (ii) a reduction of more than 20% in the then current sum of the Participant's base salary and target annual incentive opportunities, other than a reduction which is part of a general cost reduction affecting at least 80% of the officers of the Company, or in the case of a Participant employed by a Subsidiary of the Company, 80% of the officers of such Subsidiary. A transfer by the Company of a Participant from one Subsidiary to another, or between the Company and any Subsidiary, shall not by itself constitute a Constructive Termination unless it is accompanied by an event in clause (i) or (ii) of the prior sentence.

         "Designated Payment Date" means the date designated by the Company for payment of an Actual Award, which date shall be not more than thirty (30) days following the Committee Certification with respect to such Actual Award and in any event no later than sixty (60) days following the end of the relevant Measurement Period.

         "Disability" means the inability of the Participant to perform his or her normal duties of employment as a result of incapacity as determined by the Committee.

         "Effective Date" means April 15, 1998, the date the Plan was approved by the Board of the Company.

         "Index Stock" means the common stock of any corporation (other than the Company) included in the Market Index on each Trading Day during a Measurement Period.

         "Market Index" shall mean the Standard & Poor's 400 Mid-Cap, or in the event such index is no longer available, such comparable stock market index as may be selected by the Committee.

         "Market Price" with respect to a given Security shall mean, for any given date (or in the event such date is not a Trading Day with respect to such Security, the last Trading Day prior to such date), the closing sale price of such Security on such date, as reported as the New York Stock Exchange Composite Transactions for such day in The Wall Street Journal, or, if such Security is not listed on such exchange, as reported on the principal national securities exchange or national automated stock quotation system on which such Security is traded or quoted.




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         "Measurement Period" means the 24 month period beginning April 16, 1998 through April 15, 2000; the 24 month period beginning April 16, 1999 through April 15, 2001; the 24 month period beginning April 16, 2000 through April 15, 2002; the 24 month period beginning April 16, 2001 through April 15, 2003; and the 24 month period beginning April 16, 2002 through April 15, 2004.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         "Participant" means each eligible employee of the Company or any of its Subsidiaries who is designated by the Committee to receive an Actual Award.

         "Retirement" shall be as defined by the Committee.

         "Security" means the Common Stock or an Index Stock.

         "Service" means employment with the Company or its Subsidiaries.

         "Subsidiary" means a corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

         "Termination of Service" means a Participant's termination of Service such that he or she is no longer an employee of either the Company or any of its Subsidiaries for any reason whatsoever.

         "Total Shareholder Return" of a Security shall be calculated by (i) assuming that one share of such Security is purchased on the first day of the relevant Measurement Period at the Average Market Price of such Security during the Measurement Period, (ii) assuming that additional shares (or fractions of shares) of such Security are purchased upon the payment of dividends or other distributions to holders of such Security on the initial share of such Security and on shares accumulated through the assumed reinvestment of dividends and other distributions at a price equal to the Market Price of such Security on the date such dividends or distributions are paid, (iii) calculating the number of shares (including fractions of shares) of such Security that would be accumulated over the Measurement Period (or such shorter period as provided in the Plan), adjusting, as necessary, for any stock split or similar events, (iv) multiplying the number of shares of such Security (including fractions of shares) determined in clause (iii) by the Average Market Price during the Measurement Period, and (v) determining the annual compound rate of growth during the Measurement Period (or such shorter period) based upon the value determined in clause (i) and the value determined in clause (iv) for such Security.

         "Total Shareholder Return Goal" means the goal set forth in Section
6(b).

         "Trading Day" means, with respect to a Security, a day on which such Security is publicly traded.

3.  MAXIMUM AWARD

         The maximum amount that may be awarded to any Participant under the Plan shall be $2,500,000.

4.  TERM OF THE PLAN

         The Effective Date of the Plan is April 15, 1998. The Plan shall be terminated on December 31, 2005; provided, that Actual Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan; and provided further, that the Committee may elect to renew the Plan for such additional periods of time as the Committee deems appropriate.




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5.  ELIGIBLE EMPLOYEES

    All officers of the Company and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, can materially influence the long-term performance of the Company and/or its Subsidiaries are eligible to receive an Actual Award. The Committee shall have the power and complete discretion to select those eligible employees who are to receive Actual Awards.

6.  COMMITTEE CERTIFICATION AND PAYMENT OF ACTUAL AWARDS

    (a) Actual Awards shall be paid in cash on the appropriate Designated Payment Date as and when they are earned, as set forth below in this Section 6; provided, that no such payment shall be made unless and until the relevant Committee Certification has been made. The Committee shall meet to consider whether to make a Committee Certification not later than the 60th day following the end of the relevant Measurement Period. In no event shall more than 100% of an Actual Award be considered earned or be paid.

    (b) An Actual Award may be earned as of the end of each Measurement Period based upon the Total Shareholder Return Goal, as follows:

                                                                  Aggregate
                                                                    Award
                                                                   Earned
                                                              ------------------
Comparative Performance Percentile
----------------------------------
Below 60th..................................................           0
60 - 69th...................................................       Base Award
70 - 79th...................................................  2 Times Base Award
80 - 89th                                                     3 Times Base Award
90 and Above................................................  4 Times Base Award

    (c) Treatment of a Termination of Service. (i) Upon a Termination of Service of a Participant prior to the end of a Measurement Period for any reason except death, Disability, Retirement, Constructive Termination or an involuntary Termination of Service without Cause, the Participant shall not be entitled to any payment with respect to his or her Actual Award.

    (ii) Upon a Termination of Service of a Participant prior to the end of the Measurement Period due to Retirement, death, Disability, Constructive Termination or an involuntary Termination of Service without Cause, the Participant (or the Participant's estate) will continue to be entitled to a potential payment under the Participant's Actual Award based on the achievement of the Total Shareholder Return Goal during the remainder of the Measurement Period, as if the Participant had not experienced a Termination of Service.

    (d) Change of Control. Upon a Change of Control of the Company, all Participants who have not experienced a Termination of Service described in
Section 6(c)(i) before the Change of Control shall be entitled to receive, not later than the 30th day after the Change of Control, payment of the full amount of their Actual Awards to the extent not previously paid pursuant to Section 6(b) above, regardless of whether the Total Shareholder Return Goal has been achieved, and the Participants shall have no further rights with respect to the Actual Awards.

7.  PLAN ADMINISTRATION

    The Plan shall be administered by the Committee. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall interpret the Plan and make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan into effect. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to determine (i) the individuals to whom the Actual Awards are granted, (ii) the time or times the Actual Awards are granted, (iii) the basis for any Termination of Service, including whether or not it was for Cause, Disability, Retirement or otherwise (which determination shall be reasonable), (iv) the calculation of Total Shareholder Return and the Comparative Performance Percentile, (v) the Committee Certification, and (vi) the forms, terms and provisions of any documents under the Plan. Any action taken or determination made by the Committee pursuant to this paragraph and the other paragraphs of the Plan in which the Committee is given discretion shall be final and conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the entire Committee. The Committee may consult with counsel,



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who may be counsel to the Company, and such other advisors as the Committee may deem necessary and/or desirable, and the members of the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel or any other advisor.

8.  AMENDMENT AND DISCONTINUANCE OF THE PLAN

    The Board, upon the recommendation of the Committee, may amend, suspend or terminate the Plan at any time, subject to the provisions of this Section 8. No amendment, suspension or termination of the Plan may, without the consent of the Participant, adversely affect such Participant's rights under the Plan in any material respect.

9.  MISCELLANEOUS PROVISIONS

    (a) Unsecured Status of Claim. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of the Company. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under the Plan.

    Any and all of the Company's assets shall be, and shall remain, the general unpledged and unrestricted assets of the Company. The Company's obligations under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay employee compensation benefits in the future.

    (b) Employment Not Guaranteed. Nothing contained in the Plan nor any related Agreement nor any action taken in the administration of the Plan shall be construed as a contract of employment or as giving a Participant any right to be retained in the Service of the Company.

    (c) Nonassignability. No person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the deferred cash incentive, if any, payable under the Plan, or any part thereof, or any interest therein, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No portion of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, lien or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency. Any such transfer or attempted transfer in violation of the preceding provisions shall be considered null and void.

    (d) Withholding Tax. The Company shall withhold from all benefits due under the Plan an amount sufficient to satisfy any federal, state and local tax withholding requirements.

    (e) Applicable Law. The Plan and any related Agreements shall be governed in accordance with the laws of the State of Delaware without regard to the application of the conflicts of law provisions thereof.

    (f) Inurement of Rights and Obligations. The rights and obligations under the Plan and any related Agreements shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

    (g) Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (A) if to the Company -- at its principal business address to the attention of the Secretary; (B) if to any Participant -- at the last address of the Participant known to the sender at the time the notice or other communication is sent.

    (h) Exclusion from Pension and Other Benefit Plan Computation. All Actual Awards are special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries, nor the amount of any life insurance coverage, if any, provided by the Company or any of its Subsidiaries on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries.



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                                        MEDAPHIS CORPORATION


                                        By:
                                            ------------------------------------

                                        Title:
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